Exhibit 10.2
EXECUTION COPY

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 12, 2007 by and among HOSPITALITY PROPERTIES TRUST (the “Borrower”), each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of May 23, 2005 (as in effect immediately prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has entered into that certain Agreement and Plan of Merger dated September 15, 2006 by and among TravelCenters of America, Inc., the Borrower, HPT TA Merger Sub Inc. (the “Merger Sub”), and Oak Hill Capital Partners, L.P. (as amended as permitted in this Amendment, the “Merger Agreement”);

WHEREAS, the Borrower has represented to the Agent and the Lenders that (a) immediately prior to the effectiveness of the Merger (as defined in the Merger Agreement, the “Merger”): (i) the Borrower will own all of the outstanding Equity Interests of HPT TA Properties Trust, a Maryland real estate investment trust (“TCA REIT”); (ii) TCA REIT will own all of the outstanding Equity Interests of TravelCenters of America, LLC (“TCA LLC”); (iii) TCA LLC will own all of the outstanding Equity Interests of the Merger Sub; (b) the Merger Sub will merge into TravelCenters of America, Inc., which will convert from a corporation to a limited liability company in connection with the Merger, and (c) immediately after giving effect to the Merger, TCA LLC will remain the owner of all of the outstanding Equity Interests of such limited liability company, as successor to Merger Sub;

WHEREAS, the Borrower has also represented to the Agent and the Lenders that immediately following the effectiveness of the Merger: (i) each Travel Center Property (as defined below) to be retained by the Borrower will be distributed to TCA REIT or one of its Subsidiaries and then leased by TCA REIT or one of its Subsidiaries to TCA LLC or one of its Subsidiaries and (ii) TCA REIT will distribute to the Borrower, and the Borrower will distribute to its common shareholders, all of the outstanding Equity Interests of TCA LLC (such distributions, collectively the “Travel Centers Distribution”); and

WHEREAS, in connection with the consummation of the Merger, the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Modifications to Credit Agreement. Subject to satisfaction of the conditions contained in Section 2 hereof, the parties hereto agree that the Credit Agreement is modified as follows:

(a) The Credit Agreement is amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical locations:

“Merger Agreement” means that certain Agreement and Plan of Merger dated September 15, 2006 by and among TravelCenters of America, Inc., the Borrower, HPT TA Merger Sub Inc., and Oak Hill Capital Partners, L.P.

“Merger Date” means the effective date of the Merger (as defined in the Merger Agreement).

“TCA LLC” means TravelCenters of America, LLC, together with its successors and permitted assigns.

“Travel Center Property” means a Property that is (a) developed as a travel related facility and (b) leased to TCA LLC or one of its Subsidiaries.

(b) The Credit Agreement is amended by restating Section 6.1.(u) thereof in its entirety as follows:

(u) Business. As of the Merger Date, the Borrower and its Subsidiaries are engaged substantially in the business of the acquisition, financing, ownership, development and tenancy (through TRSs) of lodging and travel related properties and other businesses activities incidental thereto.

(c) A Travel Center Property (as defined in the Credit Agreement as amended hereby, a “Travel Center Property”) shall constitute an Other Acceptable Property so long as such Property satisfies the following requirements:

(i) such Travel Center Property is owned in fee simple solely by the Borrower or a Guarantor or leased solely by the Borrower or a Guarantor pursuant to a Ground Lease;

(ii) such Travel Center Property is not an Asset Under Development and is in service;

(iii) neither such Travel Center Property, nor any interest of the Borrower or any Guarantor therein, is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) or (e) through (i) of the definition thereof or Liens in favor of the Borrower or a Guarantor) or to any Negative Pledge;

(iv) if such Travel Center Property is owned or leased by a Subsidiary, (x) none of the Borrower’s direct or indirect ownership interest in such Subsidiary is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) or (e) through (i) of the definition thereof or Liens in favor of the Borrower or a Guarantor) or to any Negative Pledge, and (y) such Subsidiary has not directly or indirectly guarantied or assumed liability for any Indebtedness of any Subsidiary that is not a Guarantor;

(v) such Travel Center Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters which, collectively, materially impair the value of such Travel Center Property;

(vi) such Travel Center Property is leased to TCA LLC or one of its Subsidiaries pursuant to an Operating Agreement substantially on the terms described in the Borrower's Current Report on Form 8-K dated December 12, 2006, filed with the Securities and Exchange Commission, or on other terms reasonably satisfactory to the Agent; and

(vii) the Borrower has not removed such Travel Center Property voluntarily as an “Other Acceptable Property” pursuant to Section 8.4(p).

(d) When determining Total Asset Value and Unencumbered Asset Value, the value of a Travel Center Property shall equal (i) Adjusted EBITDA for the fiscal quarter most recently ended attributable to such Travel Center Property, multiplied by (ii) 4 divided by (iii) the Capitalization Rate; provided, however, the value of any Travel Center Property that the Borrower or a Subsidiary has not owned or leased for a full fiscal quarter shall equal the purchase price paid for such Travel Center Property (less any amounts paid as a purchase price adjustment, held in escrow, retained as a contingency reserve, or other similar arrangements). When determining the Adjusted EBITDA of a Travel Center Property, clause (b) of the definition of Adjusted EBITDA shall be deemed to read as follows: “(b) the excess, if any, with respect to each Travel Center Property of such Person, of (i) $150,000 per annum for such Travel Center Property (such amount to be appropriately adjusted if such period is not a year in duration) over (ii) the FF&E Reserve actually funded during such period or prefunded for such period with respect to such Travel Center Property pursuant to the applicable Operating Agreement or any related Ancillary Agreement”. When determining how long the Borrower or a Subsidiary has owned or leased a Travel Center Property that was owned or leased by TravelCenters of America, Inc. or one of its Subsidiaries at the time of the Merger, the Borrower or its applicable Subsidiary shall be deemed to have owned or leased such Travel Center Property from the date of the Merger.

(e) If the Borrower or any Subsidiary incurs Floating Rate Debt in connection with the Merger, then when determining the Borrower’s compliance with Section 9.1.(g), such Floating Rate Debt (to the extent outstanding) shall be disregarded until the date one year following the effective date of the Merger.

(f) TCA REIT and the Borrower may effect the Travel Centers Distribution on or after the effective date of the Merger so long as no Default or Event of Default exists immediately thereafter or would result therefrom.

(g) So long as the Travel Centers Distribution occurs not more than 5 Business Days following the effective date of the Merger, none of TCA LLC or any of its Subsidiaries shall be considered to be a “Subsidiary” for purposes of the Credit Agreement.

Section 2. Conditions Precedent. The effectiveness of Section 1 of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a) A counterpart of this Amendment duly executed by the Borrower and each of the Lenders;

(b) An Accession Agreement duly executed by TCA REIT and each other Material Subsidiary (other than an Excluded Subsidiary) formed or acquired in connection with the Merger and that will remain a Subsidiary after giving effect to the Travel Centers Distribution, together with the items referred to in Section 7.12(a)(ii) of the Credit Agreement;

(c) A certificate of the chief executive officer, chief financial officer or other senior officer of the Borrower stating that (i) all conditions precedent to the consummation of the Merger have been satisfied (other than those (x) waived with the consent of the Required Lenders or (y) the waiver of which is not materially adverse to the interest of the Lenders), (ii) immediately prior to the Merger and the Travel Centers Distribution, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence and (iii) all representations and warranties made by the Loan Parties to the Agent and the Lenders in the Loan Documents are true and correct on the date of such certificate;

(d) File-stamped copies of the articles of merger of TravelCenters of America, Inc., and the Merger Sub filed with the Secretary of State of the State of Delaware;

(e) A schedule or schedules setting forth the following (immediately after giving effect to the Merger and assuming that the Travel Centers Distribution has occurred):

(i) all Subsidiaries of the Borrower formed or acquired in connection with the Merger, setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding any Equity Interests in such Subsidiary, (iii) the nature of the Equity Interests held by each such Person, (iv) the percentage of ownership of such Subsidiary represented by such Equity Interests and (v) whether such Subsidiary is a Material Subsidiary or an Excluded Subsidiary;

(ii) all real property owned or leased by the Borrower, each other Loan Party and each other Subsidiary and acquired in connection with the Merger; and

(iii) all Material Contracts, Operating Agreements and Ancillary Agreements relating to each Travel Center Property;

(f) Evidence that all fees due and payable to the Lenders, and all fees and expenses payable to the Agent, in connection with this Amendment have been paid; and

(g) Such other documents, instruments and agreements as the Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Agent and the Lenders that:

(a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Amendment of Merger Agreement. Without the prior written consent of the Requisite Lenders, the Borrower shall not amend or otherwise modify, or waive the application of, any term of the Merger Agreement if such amendment, modification or waiver is materially adverse to the interest of the Lenders.

Section 5. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7. Expenses. The Borrower shall reimburse the Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

HOSPITALITY PROPERTIES TRUST

By: /s/ Mark L. Kliefges
Name: Mark L. Kliefges
Title: Treasurer and Chief Financial Officer

THE AGENT AND THE LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
individually and as Agent

By: /s/ Dean R. Whitehill
Name: Dean R. Whitehill
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Timothy J. McNaught
Name: Timothy J. McNaught
Title: Managing Director

ROYAL BANK OF CANADA

By: /s/ Dan LePage
Name: Dan LePage
Title: Authorized Signatory

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Credit Agreement with Hospitality Properties Trust]

CALYON NEW YORK BRANCH

By: /s/ Joseph A. Asciolla
Name: Joseph A. Asciolla
Title: Managing Director

By: /s/ David Bowers
Name: David Bowers
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ David A. Buck
Name: David A. Buck
Title: Managing Director

SOCIETE GENERALE

By: /s/ Jerry Parisi
Name: Jerry Parisi
Title: Managing Director

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Credit Agreement with Hospitality Properties Trust]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Andrew D. Coler
Name: Andrew D. Coler
Title: Senior Vice President

BANK OF MONTREAL

By: /s/ David L. Mistic
Name: David L. Mistic
Title: Vice President

MIZUHO CORPORATE BANK, LTD.

By: /s/ Yasuo Imaizumi
Name: Yasuo Imaizumi
Title: Senior Vice President

UNITED OVERSEAS BANK LIMITED,
NEW YORK AGENCY

By: /s/ Geroge Lim /s/ Mario Sheng
Name: Geroge Lim / Mario Sheng
Title: FVP & GM / AVP

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Credit Agreement with Hospitality Properties Trust]

U.S. BANK NATIONAL ASSCOCIATION

By: /s/ W. F. Whitt
Name: W. F. Whitt
Title: Vice President

BANK OF CHINA, NEW YORK BRANCH

By: /s/ Li Xiao Jing
Name: Li Xiao Jing
Title: General Manager

AMSOUTH BANK

By: _______________________________
Name:
Title:

THE BANK OF NEW YORK

By: /s/ Rick Laudisi
Name: Rick Laudisi
Title: Managing Director

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Credit Agreement with Hospitality Properties Trust]

LAND BANK OF TAIWAN, LOS ANGELES BRANCH

By: /s/ Henry Ching Rong Leu
Name: Henry Ching Rong Leu
Title: VP and General Manager

SUNTRUST BANK

By: /s/ Gregory T. Horstman
Name: Gregory T. Horstman
Title: Senior Vice President

BANK OF TAIWAN, LOS ANGELES BRANCH

By: /s/ Yeh Ton Yuan
Name: Yeh Ton Yuan
Title: VP & General Manager

CHANG HWA COMMERCIAL BANK, LTD.

By: _______________________________
Name:
Title:

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Credit Agreement with Hospitality Properties Trust]

THE INTERNATIONAL COMMERCIAL BANK OF CHINA, LOS ANGELES BRANCH

By: _______________________________
Name:
Title:

THE INTERNATIONAL COMMERCIAL BANK OF CHINA, NEW YORK AGENCY

By: _______________________________
Name:
Title:

CHIAO TUNG BANK CO., LTD.
NEW YORK AGENCY

By: _______________________________
Name:
Title:

BANK OF AMERICA, N.A.

By: /s/ Roger C. Davis
Name: Roger C. Davis
Title: Senior Vice President

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Credit Agreement with Hospitality Properties Trust]

MERRILL LYNCH BANK USA

By: /s/ Louis Alder
Name: Louis Alder
Title: Director

BANK HAPOALIM B.M.

By: _______________________________
Name:
Title:

By: _______________________________
Name:
Title:

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH

By: /s/ Shelley He
Name: Shelley He
Title: Deputy General Manager

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Credit Agreement with Hospitality Properties Trust]

CITIZENS BANK OF MASSACHUSETTS

By: /s/ Daniel R. Ouellette
Name: Daniel R. Ouellette
Title: Senior Vice President

COMERICA BANK

By: /s/ Casey L. Stevenson
Name: Casey L. Stevenson
Title: Vice President

THE FARMERS BANK OF CHINA, LOS ANGELES BRANCH

By: /s/ Po-Chang Ho
Name: Po-Chang Ho
Title: VP & General Manager

SECOND HAWAIIAN BANK

By: /s/ Lisa Tomihama
Name: Lisa Tomihama
Title: Vice President

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Credit Agreement with Hospitality Properties Trust]

TAIPEI FUBON COMMERCIAL BANK CO., LTD.

By: _______________________________
Name:
Title:

FIRST COMMERCIAL BANK, NEW YORK AGENCY

By: _______________________________
Name:
Title:

MORGAN STANLEY BANK

By: /s/ Daniel Twenge
Name: Daniel Twenge
Title: Authorized Signatory

REGIONS BANK

By: /s/ Kerri Raines
Name: Kerri Raines
Title: Assistant Vice President

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Credit Agreement with Hospitality Properties Trust]

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By: _______________________________
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., NEW YORK BRANCH

By: _______________________________
Name:
Title: